Exhibit 99.1

www.nortel.com

FOR IMMEDIATE RELEASE	April 14, 2005

For more information:

Media	Investors
Marion MacKenzie	(888) 901-7286
(905) 863-1035	(905) 863-6049
mackenm@nortel.com	investor@nortel.com

Nortel Provides Status Update
Confirms filing of 2004 Annual Reports by end of April
Expects to file First Quarter 2005 Reports by end of May

TORONTO – Nortel Networks* Corporation [NYSE/TSX:NT] and its principal operating subsidiary, Nortel Networks Limited (“NNL”), today provided a status update pursuant to the alternative information guidelines of the Ontario Securities Commission. These guidelines contemplate that the Company and NNL will normally provide bi-weekly updates on their affairs until such time as they are current with their filing obligations under Canadian securities laws.

Filing of Financial Statements for Year 2004 and First Quarter 2005

Consistent with its prior announcement, the Company expects that it and NNL will file their audited financial statements for the year 2004, and related Annual Reports on Form 10-K (the “2004 Annual Reports”) and corresponding Canadian filings, by the end of April 2005.

The Company and NNL continue to devote significant resources to the preparation of the 2004 financial statements and 2004 Annual Reports, including the completion (for the first time) of the requirements under Section 404 of the U.S. Sarbanes-Oxley Act of 2002 (“SOX 404”). As a result, the Company now expects that it and NNL will file their unaudited financial statements for the first quarter of 2005, and related Quarterly Reports on Form 10-Q (the “2005 First Quarter Reports”) and corresponding Canadian filings, by the end of May 2005. The Company and NNL do not expect to file the 2005 First Quarter Reports and corresponding Canadian filings by the required deadlines in May 2005 in compliance with certain U.S. and Canadian securities regulations and thus will each be filing with the United States Securities and Exchange Commission (the “SEC”) a Form 12b-25 Notification of Late Filing relating to the delay in filing their 2005 First Quarter Reports.

The Company’s expectation as to the timing of filing its and NNL’s financial statements is subject to change due to limitations including previously announced material weaknesses in the Company’s internal control over financial reporting and the review or audit of the Nortel financial statements by the Company’s external auditors.

EDC Support Facility

As previously announced, the current waiver from Export Development Canada (“EDC”) of certain defaults related to the delayed filings and related breaches under the EDC performance-related support facility (the “EDC Support Facility”) will expire on April 30, 2005. EDC will have the right, on April 30, 2005 (absent a further waiver in relation to the related and other technical breaches), to terminate the EDC Support Facility, exercise certain rights against collateral or require NNL to cash collateralize all existing support. In addition, EDC will also have this right after May 25, 2005 (absent a further waiver) if the Company and NNL have not filed the 2005 First Quarter Reports by such date. NNL intends to seek a new waiver from EDC in connection with the delay in filing the 2005 First Quarter Reports, if necessary, and intends to seek a permanent waiver in connection with the related and other technical breaches. There can be no assurance that NNL will receive any new waivers or as to the terms of any such waivers. For other information on the EDC Support Facility and related breaches, see the Company’s press release “Nortel Announces New Waiver from Export Development Canada” dated March 15, 2005.

Debt Securities

As a result of the continued delay in filing the Company’s and NNL’s 2004 Annual Reports, the Company and NNL are not currently, and depending upon the actual filing date of the 2005 First Quarter Reports, the Company and NNL may not (after May 25, 2005) be, in compliance with their obligations to deliver their SEC filings to the trustees under their public debt indentures. While a notice of default could have been given at any time after March 30, 2004 by holders of at least 25 percent of the outstanding principal amount of any relevant series of debt securities, neither the Company nor NNL has received any such notice as of April 13, 2005.

The Company and NNL reported that there have been no material developments in the matters reported in their status updates of June 2, 2004 through March 30, 2005, with the exception of the matters described above.

The Company’s and NNL’s next bi-weekly status update is expected to be released during the week of April 25, 2005.

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About Nortel

Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Serving both service provider and enterprise customers, Nortel delivers innovative technology solutions encompassing end-to-end broadband, Voice over IP, multimedia services and applications, and wireless broadband designed to help people solve the world’s greatest challenges. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the outcome of regulatory and criminal investigations and civil litigation actions related to Nortel’s restatements and the impact any resulting legal judgments, settlements, penalties and expenses could have on Nortel’s results of operations, financial condition and liquidity; the findings of Nortel’s independent review and implementation of recommended remedial measures; the outcome of the independent review with respect to revenues for specific identified transactions, which review will have a particular emphasis on the underlying conduct that led to the initial recognition of these revenues; the restatement or revisions of Nortel’s previously announced or filed financial results and resulting negative publicity; the existence of material weaknesses in Nortel’s internal controls over financial reporting; the impact of Nortel’s and NNL’s failure to timely file their financial statements and related periodic reports, including breach of its support facility and public debt obligations and Nortel’s inability to access its shelf registration statement filed with the United States Securities and Exchange Commission (“SEC”); ongoing SEC reviews, which may result in changes to our public filings; the potential delisting or suspension of Nortel’s and NNL’s publicly traded securities; the impact of management changes, including the termination for cause of Nortel’s former CEO, CFO and Controller in April 2004; the sufficiency of Nortel’s restructuring activities, including the work plan announced on August 19, 2004 as updated on September 30, 2004, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; cautious or reduced spending by Nortel’s customers; fluctuations in Nortel’s operating results and general industry, economic and market conditions and growth rates; fluctuations in Nortel’s cash flow, level of outstanding debt and current debt ratings; Nortel’s ability to recruit and retain qualified employees; the use of cash collateral to support Nortel’s normal course business activities; the dependence on Nortel’s subsidiaries for funding; the impact of Nortel’s defined benefit plans and deferred tax assets on results of operations and Nortel’s cash flow; the adverse resolution of class actions, litigation in the ordinary course of business, intellectual property disputes and similar matters; Nortel’s dependence on new product development and its ability to predict market demand for particular products; Nortel’s ability to integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; barriers to international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization and consolidation in the telecommunications industry; changes in regulation of the Internet; the impact of the credit risks of Nortel’s customers and the impact of customer financing and commitments; stock market volatility generally and as a result of acceleration of the settlement date or early settlement, which is currently not available, of Nortel’s forward purchase contracts; the impact of Nortel’s supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; and the future success of Nortel’s strategic alliances. For additional information with respect to certain of these and other factors, see the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by Nortel with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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*Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.